UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 31, 2014

Date of Report (Date of earliest event reported)

Rovi Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-53413	26-1739297
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On December 8, 2014, Rovi Corporation (“Rovi”) filed a Form 8-K to report under Item 2.01 thereof that, pursuant to an Agreement and Plan of Merger dated as of October 30, 2014 by and among Rovi Corporation (“Rovi”), Firestone Acquisition Corp., Fanhattan, Inc., and Fortis Advisors LLC as the Stockholders’ Representative (the “Agreement”), on October 31, 2014, Rovi completed its acquisition of privately held Fanhattan, Inc. and its cloud based Fan TV branded products. Rovi paid a total of $12.0 million in cash in the transaction, on the terms and subject to the conditions set forth in the Agreement. This Amendment No. 1 on Form 8-K/A is being filed to provide the historical audited and unaudited interim financial information and unaudited pro forma financial information that is required to be filed under Item 9.01 of Form 8-K in connection with the completion of the acquisition.

(a) Financial Statements of Businesses Acquired.

Rovi attaches hereto as Exhibit 99.1 and incorporates herein by reference: (i) the audited consolidated balance sheets of Fanhattan, Inc. as of December 31, 2013 and December 31, 2012, and the related audited consolidated statements of operations, convertible preferred stock and stockholders’ deficit and cash flows for the years ended December 31, 2013 and December 31, 2012, and notes thereto, and (ii) the unaudited financial statements of Fanhattan, Inc. as of and for the nine months ended September 30, 2014 and 2013.

(b) Pro Forma Financial Information.

Rovi attaches hereto as Exhibit 99.2 and incorporates herein by reference the unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2014, and the unaudited pro forma combined statement of operations for the year ended December 31, 2013, that give effect to Rovi’s acquisition of Fanhattan, Inc.

(d) Exhibits

Number	Description

2.1	Agreement and Plan of Merger dated as of October 30, 2014 by and among Rovi Corporation, Firestone Acquisition Corp., Fanhattan, Inc., and Fortis Advisors LLC as the Stockholders’ Representative (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Rovi Corporation with the Securities and Exchange Commission on December 8, 2014).

23.1	Consent of Ernst & Young, LLP, independent auditors.

99.1	The audited consolidated balance sheets of Fanhattan, Inc. as of December 31, 2013 and 2012, and the related audited consolidated statements of operations, convertible preferred stock and stockholders’ deficit and cash flows for the years ended December 31, 2013 and 2012 and notes thereto, and the unaudited financial statements of Fanhattan, Inc. as of and for the nine months ended September 30, 2014 and 2013.

99.2	The unaudited pro forma condensed combined financial statements of Fanhattan, Inc. as of and for the nine months ended September 30, 2014, and the unaudited pro forma combined statement of operations for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: January 16, 2015	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
EVP and General Counsel

Exhibit Index

Number	Description

2.1	Agreement and Plan of Merger dated as of October 30, 2014 by and among Rovi Corporation, Firestone Acquisition Corp., Fanhattan, Inc., and Fortis Advisors LLC as the Stockholders’ Representative (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Rovi Corporation with the Securities and Exchange Commission on December 8, 2014).

23.1	Consent of Ernst & Young, LLP, independent auditors.

99.1	The audited consolidated balance sheets of Fanhattan, Inc. as of December 31, 2013 and 2012, and the related audited consolidated statements of operations, convertible preferred stock and stockholders’ deficit and cash flows for the years ended December 31, 2013 and 2012 and notes thereto, and the unaudited financial statements of Fanhattan, Inc. as of and for the nine months ended September 30, 2014 and 2013.

99.2	The unaudited pro forma condensed combined financial statements of Fanhattan, Inc. as of and for the nine months ended September 30, 2014, and the unaudited pro forma combined statement of operations for the year ended December 31, 2013.